EXHIBIT 10.12














                         LEASE AGREEMENT BY AND BETWEEN


                               TEKELEC, as Tenant


                                       AND


               DUKE CONSTRUCTION LIMITED PARTNERSHIP, as Landlord


                                       AT


                         PERIMETER PARK, MORRISVILLE, NC



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                                TABLE OF CONTENTS

1.   PREMISES AND TERM.

2.   BASE RENT, TAXES, INSURANCE, COMMON AREA MAINTENANCE, AND SECURITY DEPOSIT.

3.   COMPLIANCE WITH LAWS AND USE.

4.   REPAIR AND MAINTENANCE.

5.   ALTERATIONS.

6.   SIGNS.

7.   INSPECTION.

8.   UTILITIES.

9.   ASSIGNMENT AND SUBLETTING.

10.  FIRE AND CASUALTY DAMAGE.

11.  LIABILITY.

12.  CONDEMNATION.

13.  HOLDING OVER.

14.  QUIET ENJOYMENT.

15.  EVENTS OF DEFAULT.

16.  REMEDIES.

17.  LANDLORD'S LIEN.

18.  MORTGAGES.

19.  MECHANIC'S LIENS.

20.  NOTICES.

21.  BROKER'S CLAUSE.

22.  LANDLORD'S LIABILITY.

23.  RULES AND REGULATIONS.

24.  HAZARDOUS MATERIALS.

25.  [INTENTIONALLY DELETED.]

26.  COVENANT OF TENANT.

27.  MISCELLANEOUS.


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EXHIBIT A - THE LAND

EXHIBIT B - FLOOR PLAN

EXHIBIT C - PLANS AND SPECIFICATIONS

EXHIBIT C-1 -  SCHEDULE

EXHIBIT C-2 - DESIGN CRITERIA

EXHIBIT D - RULES AND REGULATIONS


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                                                                   EXHIBIT 10.12




                                 LEASE AGREEMENT

     THIS LEASE AGREEMENT (the "Lease"), is made and entered into as of the 19th day of July, 2000, by and between TEKELEC, a California corporation (the "Tenant"), and DUKE CONSTRUCTION LIMITED PARTNERSHIP, an Indiana limited partnership (the "Landlord").

                              W I T N E S S E T H:
                               -------------------

1. PREMISES AND TERM. In consideration of the obligation of Tenant to pay rent as herein provided, and in consideration of the other terms, provisions and covenants hereof, Landlord hereby leases to Tenant and Tenant hereby leases from Landlord, certain premises as described below (referred to herein collectively as the "Premises") comprised of a total of 155,037 rentable square feet in a building to be constructed by Landlord in Perimeter Park formerly known as Paramount Center (the "Building") situated on certain land (the "Land") in the Town of Morrisville, the County of Wake, State of North Carolina, more particularly described on Exhibit A, attached hereto and incorporated herein by reference, together with all rights, privileges, easements, appurtenances and immunities belonging to or in any way pertaining to the premises (hereinafter referred to as the "Premises"). The obligations of Tenant shall commence hereunder upon the Phase I Commencement Date (as hereinafter defined) and the delivery of the Phase I Expansion Space (as hereinafter defined) by Landlord to Tenant. The Premises shall include the following space:

     (i) Approximately 78,294 rentable square feet (the "Phase I Expansion Space");
     (ii) Approximately 39,729 rentable square feet (the "Phase II Expansion Space"); and
     (iii)Approximately 37,014 rentable square feet (the "Phase III Expansion Space").

     A floor plan of the Premises is attached hereto and made a part hereof as Exhibit B. All measurements of the Building shall be performed using the BOMA standards for commercial office buildings, 1996 edition, currently applicable for a Class A office building comparable to the Building. Except as expressly set forth herein, the Premises are leased by Tenant "as is". Any upfit performed by Landlord to prepare the Premises for occupancy by Tenant shall be conducted in a good and workmanlike manner. The taking of possession by Tenant shall be deemed conclusively to establish that the Premises and any improvements thereto are in good and satisfactory condition as of when possession was taken. Tenant further acknowledges that no representations as to the repair of the Premises, nor promises to alter, remodel or improve the Premises have been made by Landlord, unless such representations or promises are expressly set forth in this Lease. Within five days of the Commencement Date, Tenant shall, upon demand of Landlord, execute and deliver to Landlord a letter of acceptance of delivery of the Premises, acknowledging the Commencement Date and Termination Date, the square footage leased, the square footage of the Building, and the dates for increase in payment of base rent hereunder. The aforesaid letter shall reflect an adjustment of the Commencement Date and the Termination Date hereunder to reflect the corrected dates for purposes of this Lease in the event the Premises are not occupied on the Commencement Date provided in this Lease. Landlord shall act reasonably to provide Tenant with thirty days prior notice of the Phase I Commencement Date and Tenant shall be allowed to enter upon the Premises for the purpose of installing its furniture, telephones, and to wire and cable its network systems. Upon the entry by Tenant onto the Premises the provisions of this Lease concerning insurance and liability matters shall apply as set forth in paragraphs 10 and 11 hereof and Tenant shall ensure that Landlord has evidence of the insurance maintained by Tenant as required hereunder. Should the entry by Tenant onto the Premises unreasonably disrupt the completion by Landlord of the upfit of the Premises, Landlord shall have the right to refuse further entry by Tenant upon the Premises until the Phase I Commencement Date.

     Notwithstanding anything to the contrary contained herein, Tenant shall not be required to take any corrective action with respect to any condition or design which constitutes a latent defect in the Premises by virtue of Tenant's acceptance of the Premises. If any latent defect affects Tenant's quiet enjoyment of the Premises, constitutes a dangerous condition or is required to be corrected by law, then Landlord will undertake the appropriate corrective action at Landlord's cost. As between Landlord and Tenant, nothing in this paragraph shall be construed to impose on Tenant or subject Tenant to any liability to any third party for injury to property or persons arising out of latent defects unless such latent defects were created by Tenant or its



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employees,  agents or  contractors  in the  course of  repair  work or  physical improvements or alterations to the Premises performed by Tenant or its employees, agents or contractors. As between Landlord and Tenant, nothing in this paragraph shall be construed to impose on Landlord or subject Landlord to any liability to any third party for injury to property or persons arising out of latent defects unless such latent defects were created by Landlord or its employees, agents or contractors in the course of construction of the upfit of the Premises by Landlord, its employees, agents or contractors.

     All upfit of the Premises shall be performed by Landlord in accordance with plans and specifications for the Premises (the "Plans") which are subject to the approval of Landlord and Tenant, a copy of which shall be attached hereto and made a part hereof as Exhibit C. No charge shall be assessed against Tenant by Landlord for the review and approval by Landlord of the Plans. Landlord shall provide Tenant with an allowance in an amount up to .10 per rentable square foot of the Premises for use by Tenant in its preliminary space planning for the upfit of the Premises. All space planning by Tenant is subject to the review and approval of Landlord. Landlord shall provide Tenant with an allowance in an amount up to $1.00 per rentable square foot of the Premises for use by Tenant in its turnkey design of the Premises. All design of the Premises is subject to the review and approval of Landlord. The contractor of Landlord shall use reasonable efforts to solicit three bids from subcontractors for each of the Major Trades performing upfit of the Premises, including, mechanical, electrical, plumbing, and drywall. Evidence of all upfit costs expended by Landlord for Major Trades shall be kept at the offices of Landlord for review by Tenant upon its written request to Landlord. Major Trades are defined on Exhibit E, attached hereto and made a part hereof. Tenant may, at its expense, and with the prior reasonable approval of Landlord institute at the Premises the various site amenities depicted in the plan developed by Allience Architecture dated May 2, 2000.

     Landlord shall provide Tenant with an upfit allowance for the Premises in the amount of $20.49 per rentable square foot of the Premises (the "Upfit Allowance"). The Upfit Allowance shall be used to upfit the Premises based upon the provisions of Exhibit C. Tenant may use a portion of the Upfit Allowance for the purchase of Smed movable furniture. The base building design shall be in accordance with the Design Criteria, attached hereto and made a part hereof as Exhibit C-2. Should the upfit costs for the Phase I Expansion Space, or the Phase II Expansion Space exceed $20.49 per rentable square foot up to a maximum of $25.49 per rentable square foot, this excess shall be applied to the base rent paid by Tenant hereunder at an 11.2 percent return to Landlord. Upon completion of the upfit of the Phase III Expansion Space and determination of the total upfit costs for the Premises, Landlord shall perform a reconciliation of such total costs. If upon completion of all upfit of the Premises, the upfit costs of Tenant for the Premises exceed the Upfit Allowance, the excess over the Upfit Allowance up to an amount equal to $25.49 per rentable square foot of the Premises (together with the financing costs and commissions of Landlord) shall be amortized and repaid at a rate of return of eleven and two-tenths percent (11.2%) per annum, proportionately over the entire Lease term as Additional Rent, all as reasonably determined by Landlord (and any current increases in base rent each year shall remain at the same percentage increase). Any cost and expense incurred by Landlord in upfitting the Premises in excess of $25.49 per rentable square foot of the Premises (the "Excess") shall be borne by Tenant and payable by Tenant to Landlord within thirty days of demand by Landlord to Tenant. Failure by Tenant to pay the Excess upon demand as aforesaid is an event of default hereunder, and in addition, to all other remedies available to Landlord at law, or in equity for such event of default, Landlord may recover from Tenant the cost it incurs in preparing the Premises for another tenant which amount shall be reduced by any amounts that Landlord may recoup from a new tenant.

     Should the upfit costs of Tenant at the Premises be less than $20.00 per rentable square foot, as reasonably determined by Landlord, Landlord shall reduce the base rent of Tenant over the term of this Lease based upon an eleven percent return on tenant improvement costs but any such reduction in base rent shall reflect a cost of no less than $15.00 per rentable square foot in upfit costs. In addition, the leasing commissions, fees, and financing costs of Landlord shall reflect any reduction based upon a yield of eleven percent.

     Attached hereto as Exhibit C-1 is a schedule for the upfit of the Premises, including the dates by which Tenant must make certain decisions regarding the Premises (the "Schedule"). Landlord and Tenant shall use diligent good faith efforts to ensure construction of the Premises




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

remains on schedule in accordance with the Schedule, provided, however, that in no event shall the failure of Landlord to deliver the Premises to Tenant on or prior to the Commencement Date (as hereinafter defined) constitute a default by Landlord under this Lease. Tenant may not communicate directly with Landlord's subcontractors unless Landlord gives written consent and said communication is for the benefit of maintaining the Schedule. Tenant hereby agrees that it shall not communicate directly with the subcontractors of Landlord, and Tenant shall instruct its employees, agents, and independent contractors not to communicate directly with same unless Landlord provides written consent and said communication is for the benefit of maintaining the Schedule.

     As part of the upfit of the Premises, Landlord shall construct a walkway between the Building and 5200 Paramount Parkway, Morrisville, NC (the "Walkway"), the two buildings of Landlord that will be occupied by Tenant. Tenant shall pay all costs to construct the Walkway (the "Walkway Costs"), and the plans and specifications for same shall be subject to the review and approval of both Landlord and Tenant not to be unreasonably withheld or delayed. Tenant shall have the option of repaying the Walkway Costs (i) in full within thirty days of demand made by Landlord or (ii) in an amount up to a maximum of $3.00 per rentable square foot of the Premises over the initial term of this Lease with interest at the rate of twelve percent per annum in equal installments with each monthly payment of base rent hereunder by Tenant and repaying the balance within thirty days of demand by Landlord. Any default by Tenant hereunder in payment of the Walkway Costs shall be treated in the same manner as a nonpayment by Tenant hereunder of rent.

     Tenant may use a portion of its Upfit Allowance to purchase and install its wiring and cabling and for architectural fees for the Premises.

     Tenant has advised Landlord that it may wish to construct a volleyball court in the area between the Building and 5200 Paramount Parkway (the "Volleyball Court"). Should Tenant advise Landlord that it does wish to construct the Volleyball Court, Landlord shall have the right to approve the location, and plans and specifications for same. In addition, Landlord shall provide Tenant with a credit in an amount equal to the landscaping costs saved by Landlord due to the construction by Tenant of the Volleyball Court which credit shall be applied by Tenant against the Excess, and the estimated amount of the credit for saved landscaping costs of landlord is $650.00.

     TO HAVE AND TO HOLD the same for a term as follows:

     (i) the term of this Lease for the Phase I Expansion Space shall commence upon the date that a temporary certificate of occupancy is issued for same by the Town of Morrisville, NC which is estimated to be August 1, 2001 (the "Phase I Commencement Date");

     (ii) the term of this Lease for the Phase II Expansion Space shall commence upon the date that a temporary certificate of occupancy is issued for same by the Town of Morrisville, NC (the "Phase II Commencement Date"); and

     (iii) the term of this Lease for the Phase III Expansion Space shall commence upon the date that a temporary certificate of occupancy is issued for same by the Town of Morrisville, NC (the "Phase III Commencement Date").

     The Phase I Commencement  Date,  Phase II Commencement  Date, and Phase III
     Commencement  Date  shall  be  referred  to  herein   collectively  as  the
     "Commencement Date."

     The term of the Lease for the Premises shall end on the date which is one hundred and twenty months (120) months after the Phase III Commencement Date (the "Termination Date"), unless sooner terminated pursuant to the provisions hereof.

     Notwithstanding the foregoing, the Commencement Date of any portion of the Premises, and Termination Date of same may be modified, at the option of the Landlord, due to delays beyond the control of Landlord, including, but not limited to, permitting, availability of materials, acts of God, delays
     caused  by  Tenant,  its  agents,   employees,



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     invitees,  licensees, or independent contractors,  and/or inclement weather but in no event shall the Termination Date be more than one hundred and twenty (120) months after the Phase III Commencement Date. In addition, in the event the Commencement Date of any portion of the Premises is delayed due to acts or omissions of Tenant, its agents, employees, invitees, licensees, or independent contractors (collectively, the "Tenant Delay") and any such Tenant Delay is not compensated for later in the Schedule, such Tenant Delay shall not delay the commencement of this Lease and the payment of base rent and other charges by Tenant hereunder. If Landlord causes the delay of the delivery of any portion of the Premises, this Lease shall not commence with respect to such portion until such portion can be delivered to Tenant in accordance with this Lease.

     Option to Renew. Provided there is no default or event of default by Tenant under the Lease, Tenant shall have the option to renew the term of the Lease for one renewal term of five years (the "Renewal Term") at the then prevailing market rate, as determined by Landlord but in no event shall the base rent for the first year of the Renewal Term be less than the base rent for the final year of the initial term hereof, provided Tenant shall provide Landlord written notice of its desire to renew the term of the Lease at least twelve months prior to the Termination Date. Failure of Tenant to provide Landlord with the aforesaid written notice shall render the rights of Tenant to renew or extend the term of this Lease null and void. Upon the exercise by Tenant of its option to renew, all of the terms and conditions of this Lease shall apply with base rent being the then prevailing market rate, and Tenant shall have no further rights to renew or extend the term of this Lease. The date of the commencement of the Renewal Term shall be the date after the end of the initial term hereof.

     2. BASE RENT, TAXES, INSURANCE, LAWN DRIVEWAY AND PAVED PARKING AREA MAINTENANCE, SECURITY DEPOSIT.

          (a) BASE RENT. Commencing upon the Phase I Commencement Date and continuing until the Termination Date, Tenant agrees to make monthly payments of base rent to Landlord for the Premises ("base rent"), in advance, without demand, deduction or offset, in lawful money of the United States, in the amount of $13.15 per rentable square foot of the Premises for lease year one, and for each lease year thereafter, base rent shall increase on each anniversary of the Phase I Commencement Date by three percent over the base rent paid the previous lease year. Notwithstanding the foregoing, should any Commencement Date occur prior to the estimated date shown in the Schedule, base rent for the lease year one hereunder shall be modified by Landlord to reflect the reduction in interest carry costs to Landlord, if any, as reasonably determined by Landlord and Landlord shall provide Tenant with a statement from its accounting department stating the total amount of interest carry costs.

          Rent payments for any fractional calendar month at the end, or the beginning of the term of the Lease, shall be prorated. Subject to the provisions of Section 1 hereof and the occurrence of any Tenant Delays which shall require that Tenant commence the payment of base rent and other charges hereunder as if such delay(s) had not occurred, no base rent shall be due and payable for the (i) Phase II Expansion Space until the Phase II Commencement Date, and (ii) Phase III Expansion Space until the Phase III Commencement Date.

          (b) TAXES

          Beginning on the Phase I Commencement Date and continuing for the entire term hereof, Tenant shall pay to Landlord, as additional rental, Tenant's pro rata share of all taxes, assessments and governmental charges of any kind or nature whatsoever levied or assessed against the Land and the Building by any municipality, county, or other governmental agency (the "Taxes"), which shall be based upon the ratio of the rentable square footage of the Building occupied by Tenant to the total rentable square footage of the Building. Tenant shall pay its pro rata share of the Taxes in advance in equal monthly installments in such amounts as are reasonably estimated for each year by Landlord at the beginning of each calendar year during the term, each such installment being made along with payments of base rent hereunder. Tenant's share of Taxes for the initial year of the term is estimated by Landlord to be $.95 per square foot per year or $12,273.76 per month. Landlord shall promptly notify Tenant of the total actual taxes assessed against the Land and the Building, attaching a copy




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     of the tax or special  assessment  bill and shall  specify (i) Tenant's pro rata share thereof, and (ii) the excess, if any, of Tenant's pro rata share over Landlord's estimation of Taxes for such tax year. Tenant shall pay the excess amount so specified to Landlord within fifteen (15) days following receipt by Tenant of Landlord's letter. Failure by Tenant to pay Landlord such amount within the period designated shall constitute a non-payment of rent by Tenant and a default of Tenant's obligation under the Lease, and Landlord shall be entitled to all remedies provided for in this Lease upon default in payment of rent. If the first year for which Tenant's pro rata share of the Taxes are due or the final year of the term hereof do not coincide with the calendar year, Tenant's pro rata share of the Taxes for the portion of that year shall be prorated according to the number of months during which Tenant was in possession of the Premises. In the event Landlord's estimation of Taxes shall exceed the actual amount of Taxes, the amount paid by Tenant for such year shall be adjusted between Landlord and Tenant and Tenant shall receive a credit against the next due installment of rent hereunder in such excess amount unless this Lease has expired or been otherwise terminated, in which event Landlord shall pay to Tenant such excess amount within fifteen (15) days following receipt by Tenant of Landlord's letter.

          (c) INSURANCE

          Beginning on the Phase I Commencement Date and continuing for the entire term hereof, Tenant shall pay to Landlord, as additional rental, Tenant's pro rata share of the insurance premiums (the "Insurance Expense") for commercial general liability, fire and extended coverage on the Building and the Land, which shall be based upon the ratio of the rentable square footage of the Building to the total rentable square footage of the Building. Tenant shall pay its pro rata share of the Insurance Expense in advance in equal monthly installments in such amounts as are reasonably estimated by Landlord at the beginning of each calendar year during the term, each such installment being made along with payments of base rent hereunder. Tenant's pro rata share of the Insurance Expense for the initial year of the term is estimated by Landlord to be $.03 per square foot per year or $387.59 per month. Landlord shall promptly notify Tenant of the total amount of the actual Insurance Expense, and at Tenant's request, attaching a copy of the Insurance Expense invoice related thereto and shall specify (i) Tenant's pro rata share thereof, and (ii) the excess, if any, of Tenant's pro rata share over Landlord's estimation of the Insurance Expense for such year. Tenant shall pay the excess amount so specified to Landlord within fifteen (15) days following receipt by Tenant of Landlord's letter. Failure by Tenant to pay Landlord such amount within the period designated shall constitute a non-payment of rent by Tenant and a default of Tenant's obligation under the Lease, and Landlord shall be entitled to all remedies provided for in this Lease upon default in payment of rent. If the first year for which Tenant's pro rata share of the Insurance Expense is due or the final year of the term hereof do not coincide with the calendar year, Tenant's pro rata share of the Insurance Expense for the portion of that year shall be prorated according to the number of months during which Tenant was in possession of the Premises. In the event Landlord's estimation of the Insurance Expense shall exceed the actual amount of the Insurance Expense, the amount paid by Tenant for such year shall be adjusted between Landlord and Tenant and Tenant shall receive a credit against the next due installment of rent hereunder in such excess amount unless this Lease has expired or been otherwise terminated, in which event Landlord shall pay to Tenant such excess amount within fifteen (15) days following receipt by Tenant of Landlord's letter

          (d) LAWN, DRIVEWAY, INTERIOR COMMON AREA, AND PAVED PARKING AREA MAINTENANCE

          Beginning on the Phase I Commencement Date and continuing for the entire term hereof, Tenant shall pay to Landlord, as additional rental, Tenant's pro rata share of the cost to Landlord of the lawn, interior common area, and driveway and paved parking area maintenance related to the Land upon which the Premises are located (the "CAM Expense") which shall be based upon the ratio of the rentable square footage of the Building occupied by Tenant to the total rentable square footage of the Building. The CAM Expense shall include, without limitation, the costs of lawn maintenance, driveway and parking area maintenance for the Premises and for the streets and roadways providing access to the Building and the Land, management and supervisory fees, exterior lighting maintenance, snow removal, waste removal, repair and maintenance of paved areas, cleaning supplies,




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

     miscellaneous building supplies, sweeper brushes, supplies for materials used in common by all tenants of the complex in which the Premises are located, external paint for the Building, exterior and interior common area maintenance, elevator repair and maintenance, external plumbing for the Building, exterior lighting in common areas, insect and pest extermination, security guards for the complex in which the Premises are located, signs for the complex in which the Premises are located, fuel for vehicles and street sweepers used by Landlord in the complex in which the Premises are located and miscellaneous maintenance expenses. Tenant shall pay its pro rata share of the CAM Expense in advance in equal monthly installments in such amounts as are reasonably estimated for each year of the term of this Lease by Landlord at the beginning of each calendar year during the term, each such installment being made along with payments of base rent hereunder. Tenant's pro rata share of the CAM Expense for the initial year of the term is estimated by Landlord to be $1.56 per square foot per year or $20,154.81 per month. Failure by Tenant to pay Landlord said amount within the period designated shall constitute a non-payment of rent by Tenant and a default of Tenant's obligation under the Lease, and Landlord shall be entitled to all remedies provided for in this Lease upon default in payment of rent. In the event Landlord's estimation of the CAM Expense shall exceed the actual amount thereof, calculated on an annual basis, the amount paid by Tenant for such year shall be adjusted between Landlord and Tenant and Tenant shall receive a credit against the next due installment of rent hereunder in such excess amount unless this Lease has expired or been otherwise terminated, in which event Landlord shall pay to Tenant such excess amount within fifteen (15) days following the receipt by Tenant of Landlord's letter. Landlord shall notify Tenant on an annual basis of the actual CAM Expense of Tenant for the Premises.

          (e)  RECONCILIATION OF EXPENSES.

          Landlord shall promptly notify Tenant of the total actual (i) Taxes assessed against the Land and the Building, (ii) Insurance Expense, and
     (iii) CAM Expense, attaching a copy of the tax or special assessment bill, the insurance invoice, or the calculation of CAM Expense, as applicable, and shall specify (i) Tenant's pro rata share thereof, and (ii) the excess, if any, of Tenant's pro rata share over Landlord's estimation for each calendar year. Tenant shall pay the excess amount so specified to Landlord within fifteen (15) days following receipt by Tenant of Landlord's letter. Failure by Tenant to pay Landlord such amount within the period designated shall constitute a non-payment of rent by Tenant and a default of Tenant's obligation under the Lease, and Landlord shall be entitled to all remedies provided for in this Lease upon default in payment of rent. If the first year for which Tenant's pro rata share of Taxes, Insurance Expense, or CAM Expense (hereinafter collectively, the "Expenses") are due or the final year of the term hereof do not coincide with the calendar year, Tenant's pro rata share of Expenses for the portion of that year shall be prorated according to the number of months during which Tenant was in possession of the Premises. In the event Landlord's estimation of Expenses shall exceed the actual amount of Expenses, the amount paid by Tenant for such year shall be adjusted between Landlord and Tenant and Tenant shall receive a credit against the next due installment of rent hereunder in such excess amount unless this Lease has expired or been otherwise terminated, in which event Landlord shall pay to Tenant such excess amount within fifteen (15) days following receipt by Tenant of Landlord's letter.

          In the event Tenant shall dispute the amount set forth in any statement provided by Landlord under this subparagraph (e), Tenant shall have the right, not later than thirty days following the receipt of such statement and upon condition that Tenant shall first deposit with Landlord the undisputed portion, if any, to elect to have Landlord's books and records with respect to such calendar year to be audited by auditors selected by Tenant and subject to Landlord's reasonable approval. Such audit must be completed no later than 60 days after receipt of Landlord's letter, with such time limit to be extended due to delays caused by Landlord. All costs for the audit shall be borne by Tenant unless the audit disclosed an overcharge of five percent or more, in which case the costs of the audit not to exceed $1,000 shall be borne by Landlord. If Tenant shall not request an audit in accordance with the provisions of this paragraph within thirty days of receipt of Landlord's statement provided pursuant to this subparagraph (e), such statement shall be final and binding for all purposes hereof.

          For purposes of this Section 2, the prorata share of Tenant shall be defined as the percentage of the Building currently being leased by Tenant.

          (f) SECURITY DEPOSIT.

          Tenant shall pay to Landlord on or before the execution date hereof the sum of one-half of one month's base rent to be held by Landlord as security for the performance by Tenant of all obligations imposed on Tenant pursuant to this Lease (hereinafter the "security deposit"). Within ten days of any increase in the base rent payable by Tenant hereunder, Tenant shall deposit with Landlord the amount needed to ensure that Landlord holds at all times an amount equal to one month's base rent hereunder as the security deposit. Landlord shall not be required to apply all or any portion of the security deposit with respect to any particular violation or default by Tenant but Landlord may apply all or any portion of the security deposit to any violation, breach, or default by Tenant hereunder. LANDLORD SHALL DEPOSIT THE SECURITY DEPOSIT IN AN INTEREST BEARING ESCROW ACCOUNT, WITH ALL INTEREST ACCRUED THEREON TO BE FOR THE BENEFIT OF LANDLORD. Tenant shall reimburse Landlord for such portions of the security deposit as Landlord shall from time to time apply with respect to any violation, breach, or default by Tenant hereunder promptly upon written notice of such application by Landlord. Any portion of the security deposit which has not been appropriated by Landlord in accordance with the provisions hereof shall be returned to Tenant upon the termination of this Lease.

          If Landlord conveys Landlord's interest under this Lease, the security deposit, or any part thereof not previously applied, may be released by Landlord to Landlord's grantee, and if so released, Tenant agrees to look solely to such grantee for the proper application and return thereof in accordance with the terms of this Section 2. Tenant agrees that Tenant will not assign, and that neither Landlord, nor its successors and assigns, shall be bound by any such assignment, encumbrance or pledge, attempted assignment, attempted pledge, or attempted encumbrance of the security deposit.

          Any mortgagee or ground lessor shall not be responsible to Tenant for the return or application of the security deposit, whether or not it succeeds to the position of Landlord hereunder, unless the security deposit shall have been received in hand by such mortgagee or ground lessor.

          (g) PROVISIONS TO SURVIVE LEASE TERMINATION

          All  outstanding  obligations  of Tenant under the  provisions of this
     Section 2 shall survive the termination of the Lease, for whatever reason, or any extension or renewal hereof.

          3. COMPLIANCE WITH LAWS AND USE.

               (a) The Premises  shall be used only for the following  purposes:
          for a service center, research and development, and light manufacturing, and general office use related thereto. Tenant shall conduct no activity that will result in the discharge of harmful gases, affluents or other wastes or toxic substances. Outside storage, including, without limitation, trucks and other vehicles, is prohibited  without  Landlord's  prior  written  consent,  not  to  be unreasonably withheld. Tenant shall at its sole cost and expense obtain any and all business licenses and permits necessary for its use of the Premises. Tenant shall comply with all governmental laws, ordinances and regulations relating to the use of the Premises, and shall promptly comply with all governmental orders and directives for the correction, prevention and abatement of nuisances in or upon, or connected with, the Premises, all at Tenant's sole expense, only if caused by Tenant, its agents, employees, licensees, or invitees. Tenant shall not permit any objectionable or unpleasant odors, smoke, dust, gas, noise or vibrations to permeate in or emanate from the Premises, nor take any other action which would constitute a nuisance or would disturb or endanger any other tenants of the Building or unreasonably interfere with their respective premises. Without Landlord's prior written consent, Tenant shall not receive, store or otherwise handle any product, material or merchandise which is explosive, inflammable, combustible, corrosive, caustic or poisonous, other than in the normal course of its business, in which event, all such materials shall be handled in accordance with all applicable laws. Tenant will not permit the Premises to be used for any purpose or in any manner (including, without limitation, any method of storage) which would render the insurance thereon void or the insurance risk more hazardous or cause the State Board of Insurance or other insurance authority to disallow any sprinkler credits. Tenant shall give notice to Landlord immediately upon the occurrence of any accident in the Premises or upon Tenant's discovery of any defects thereon or in any fixtures or equipment located therein or upon the occurrence of any emergency in the Premises or the Building.

          (b) Tenant, at its expense, in its use of the Premises and in making any alterations, renovations, upfit or modifications of the Premises shall comply with all laws, ordinances, orders, rules and regulations of state, federal, municipal or other agencies or bodies having jurisdiction relating to the use, condition and occupancy of the Premises, including, but not limited to, the provisions of the Americans with Disabilities Act of 1990, as amended, and with recorded covenants, conditions and restrictions applicable for the Land and Building.

          4. REPAIRS AND MAINTENANCE.

          (a) Landlord shall at its expense maintain only the roof, downspouts, gutters, foundation, utility lines located outside the Premises and the structural soundness of the exterior walls of the Building in good condition and repair in accordance with the standards for buildings of similar size and utility in Wake County, NC subject to reasonable wear and tear. Landlord shall wash the exterior windows of the Premises on a quarterly basis. Tenant shall repair, and pay for, any damage to the foregoing caused by the negligence of Tenant or Tenant's employees, agents or invitees, or caused by Tenant's default hereunder. The term "walls" as used herein shall not include windows, glass or plate glass, doors, special store fronts or office entries. Tenant shall immediately give Landlord written notice of defect or need for repairs, after which Landlord shall have reasonable opportunity to repair same or cure such defect. Landlord's liability with respect to any defects, repairs or maintenance for which Landlord is responsible under any of the provisions of this Lease shall be limited to the cost of such repairs or maintenance or the curing of such defect and any costs to repair any resultant damage to the trade fixtures of Tenant.

          (b) Tenant shall at its own cost and expense keep and maintain all parts of the Premises (except those for which Landlord is expressly responsible under the terms of this Lease) in good condition, promptly making all necessary repairs and replacements, including, but not limited to, windows, glass and plate glass, doors, any special office entry, interior walls, finish work, floors and floor covering, heating and air conditioning systems, dock boards, truck doors, dock bumpers, plumbing work and fixtures and regular removal of trash and debris. Tenant shall not be obligated to repair any casualty covered by the insurance to be maintained by Landlord pursuant to subparagraph 10(A) below. To the extent deemed necessary by Landlord, Landlord shall make available to Tenant for its use in effecting repairs, any warranties with respect to components of the Building.

          (c) Tenant shall enter into a maintenance contract providing for the periodic maintenance of all hot water, heating and air conditioning systems and units in the Premises, and removal and replacement of filters, and shall enter into a janitorial contract providing for the daily cleaning of the Premises. These contracts shall be with parties and upon such terms and conditions as shall be reasonably approved by Landlord. Tenant shall provide Landlord a copy of such contracts within thirty days of the Phase I Commencement Date.

          (d) Tenant shall not damage any demising wall of the Building, or disturb the integrity and support provided by any demising wall and shall, at its sole cost and expense, promptly repair any damage or injury to any demising wall caused by Tenant or its employees, agents or invitees.

          (e) Tenant and its employees, customers and licensees shall have the non-exclusive right to use the parking areas as may be designated by Landlord in writing, subject to reasonable rules and regulations as Landlord may from time to time prescribe and subject to rights of ingress and egress of other tenants. Parking shall be available at the Building for the non-exclusive use of Tenant at a ratio of 4.7 spaces per 1,000 rentable square feet. Landlord shall not be responsible for enforcing Tenant's parking rights against any third parties. Landlord may require, at its option, in its sole discretion, that Tenant, its employees, invitees, and visitors use certain numbered spaces to be designated by Landlord.

     5. ALTERATIONS.


          (a) Tenant shall not make any alterations, additions or improvements to the Premises (including, but not limited to, roof and wall penetrations) without the prior written consent of Landlord. Tenant may, without the consent of Landlord, but at its own cost and expense and in a good workmanlike manner, erect such shelves, bins, machinery and trade fixtures as it may deem advisable, without altering the basic character or structure of the Premises or improvements and without overloading or damaging the Premises or improvements, and in each case complying with all applicable governmental laws, ordinances, regulations and other requirements. Tenant shall not make any alterations, additions or improvements to the Premises which will contravene Landlord's policies insuring against loss or damage by fire or other hazards, including but not limited to commercial general public liability, or which will prevent Landlord from securing such policies in companies acceptable to Landlord. If any such alterations, additions or improvements cause the rate of fire or other insurance on the Premises by companies acceptable to Landlord to be increased beyond the minimum rate from time to time applicable to the Premises for permitted uses thereof, Tenant shall pay as additional rent the amount of any such increase promptly upon demand by Landlord. Any and all alterations, additions, improvements, partitions and fixtures erected by Tenant shall be the property of Landlord and shall remain at the Premises upon termination of the Lease or upon earlier vacating of the Premises. All shelves, bins, machinery and trade fixtures installed by Tenant may be removed by Tenant prior to the termination of this Lease provided such removal may be accomplished without damage to the Premises or to the primary structure or structural qualities of the buildings and other improvements situated on the Premises; provided, however, any Smed movable furniture purchased by Tenant with the Upfit Allowance must remain upon the Premises and may not be removed by Tenant therefrom. Tenant shall repair any damage to the Premises, or the Building as a result of any alteration, or repair by Tenant, its employees, agents, invitees, or contractors to the Premises.

          (b) Tenant may submit a written request to Landlord no later than ninety (90) days prior to the Termination Date of its desire to leave its wiring and cabling in the Building. Landlord shall provide a written response to any such request by Tenant within thirty (30) days after its receipt of same advising Tenant as to whether (i) Tenant must remove all wiring and cabling from the Building at the expense of Tenant prior to the vacation by Tenant of the Building, or (ii) Tenant may leave all wiring and cabling in the Building.

     6. SIGNS.

          (a) Tenant  shall have the right to  install  signs upon the  Premises only when first approved in writing by Landlord, such approval not to be unreasonably withheld, and subject to any applicable governmental laws, ordinances, regulations and other requirements. Tenant shall remove all such signs upon the termination of this Lease. Such installations and removals shall be made in such manner as to avoid injury or defacement of the Premises, and Tenant shall repair any injury or defacement, including, without limitation, discoloration of the Building caused by such installation and/or removal.

          (b) Included within the Upfit Allowance shall be signage for the Premises that shall include (i) a monument sign on the Land with the name of Tenant; and (ii) a sign on the exterior of the Premises. In addition, at the expense of Tenant, Tenant may put its name and logo on parapet signage on the exterior of the Building with the logo using the company colors, provided that Landlord will adapt and afffix the name and logo of Tenant to the parapet signage. All signage shall be in form, substance, color, shape, and dimensions subject to the reasonable approval of Landlord

     7. INSPECTION. Landlord and Landlord's agents and representatives shall have the right to enter and inspect the Premises at any reasonable time during business hours upon reasonable notice except in the event of an emergency when Landlord or Landlord's agents may access the Premises at any time and without notice for the purpose of ascertaining the condition of the Premises or in order to make such repairs as may be required or permitted to be made by Landlord under the terms of this Lease or in order to show the Premises to any prospective purchaser or lender. During the period that is six (6) months prior to the end of the term hereof, Landlord and Landlord's agents and representatives shall have the right to enter the Premises at any reasonable time during business hours upon reasonable notice for the purpose of showing the Premises to any prospective tenant and shall have the right to erect on the Premises a suitable sign indicating the Premises are available. Tenant shall schedule with Landlord at least sixty (60) days prior to vacating the Premises a time mutually agreeable to the parties hereto for a joint inspection of the Premises prior to vacating. In the event of Tenant's failure to give notice or arrange such joint inspection, Landlord's inspection at or after Tenant's vacating the Premises shall be conclusively deemed correct for purposes of determining Tenant's responsibilities for repairs and restoration.

     8. UTILITIES. Landlord agrees to provide at its cost, all utility line connections into the Premises. Tenant shall pay all charges for all water, electrical, telephone, sewer, and other utilities or services used on or from the Premises, together with any taxes, penalties, surcharges or the like pertaining thereto, including, but not limited to, any costs for utilities used by Tenant at the Premises after normal business hours, 8:00 AM to 5:00 PM, Monday - Friday. Tenant shall also pay for any utility maintenance charges and shall furnish all replacement electric light bulbs and replacement tubes required for the Premises. If any such services are not separately metered to Tenant, Tenant shall pay a reasonable proportion as determined by Landlord of all charges jointly metered with other tenants of the Building. Landlord shall in no event be liable for any interruption or failure of utility services on the Premises, unless caused by the negligence of Landlord in which event Landlord shall use reasonable efforts to effect the reconnection of such services.

     9. ASSIGNMENT AND SUBLETTING. Tenant shall not sublet the Premises in whole or in part or sell, assign, lien, encumber, or in any manner transfer this Lease or assign or delegate the management or permit the use or occupancy of the Premises or any part thereof by anyone other than Tenant without the prior written consent of Landlord, which consent shall not be unreasonably withheld. Landlord and Tenant acknowledge and agree that the foregoing provisions have been freely negotiated by the parties hereto and that Landlord would not have entered into this Lease without Tenant's consent to the terms of this Paragraph 9.

          No assignment, transfer, mortgage, sublease or other encumbrance, whether or not approved, and no indulgence granted by Landlord to any assignee or subtenant, shall in any way impair the continuing primary liability (which after an assignment shall be joint and several with the assignee) of Tenant hereunder, and no approval in a particular instance shall be deemed to be a waiver of the obligation to obtain Landlord's approval in any other case. If for any approved assignment or sublease Tenant receives rent or other consideration, either initially or over the term of the assignment or sublease, in excess of the base rent hereunder, or in case of a sublease of part of the Premises, in excess of the portion of such rent fairly allocable to such part, after appropriate adjustments to assure that all other payments called for hereunder are appropriately taken into account, Tenant shall pay to Landlord as additional rent one-half of the excess of each such payment of rent or other consideration received by Tenant (net of actual, reasonable and documented expenses incurred by Tenant in any such sublease) promptly after its receipt. Subject to the foregoing remittance by Tenant to Landlord, no charge shall be assessed by Landlord against Tenant for any request by Tenant of Landlord for consent to a sublease or assignment hereunder. Notwithstanding the foregoing, Tenant may not sublease or assign at any time during the term of this Lease, and any renewal or extension hereof, more than fifty percent (50%) of the total combined rentable square footage leased by Tenant in the Building and in that certain building leased by Tenant from Landlord and known as 5200 Paramount Parkway, Morrisville, NC in any twelve month period. For example, if Landlord shall approve the sublease or assignment by Tenant of fifty percent of the total combined rentable square footage leased by Tenant in the Building and in 5200 Paramount Parkway, Morrisville, NC on January 1, 2005, Tenant shall have no further right to sublease or assign any remaining space leased by Tenant in either of the aforesaid buildings until January 1, 2006, and such sublease or assignment shall be subject to the provisions hereof.

          Anything contained in the foregoing provisions of this section to the contrary notwithstanding, neither Tenant nor any other person having an interest in the possession, use occupancy or utilization of the Premises shall enter into any lease, sublease, license, concession or other agreement for use, occupancy or utilization of space in the Premises which provides for rental or other payment for such use, occupancy or utilization base, in whole or in part, on the net income or profits derived by any person from the Premises leased, used, occupied, or utilized (other than an amount based on a fixed percentage or percentages of receipts or sales), and any such purported lease, sublease, license, concession or other agreement shall be absolutely void and ineffective as a conveyance of any right or interest in the possession, use, occupancy or utilization of any part of the Premises.

     10. FIRE AND CASUALTY DAMAGE.

     A. Landlord agrees to maintain standard fire and extended coverage insurance covering the Building in an amount not less than 8O% (or such greater percentage as may be necessary to comply with the provisions of any co-insurance clauses of the policy) of the "replacement cost" thereof as such term is defined in the Replacement Cost Endorsement to be attached thereto, insuring against special causes of loss, including, the perils of fire, and lightning, such coverages and endorsements to be as defined, provided and limited in the standard bureau forms prescribed by the insurance regulatory authority for the State of North Carolina. Subject to the provisions of subparagraphs 10(C), 10(D) and 10(E) below, such insurance shall be for the sole benefit of Landlord and under its sole control.

     B. If the Premises should be damaged or destroyed by any peril covered by the insurance to be provided by Landlord under subparagraph 10(A) above, Tenant shall give immediate written notice thereof to Landlord.

     C. If the Premises should be totally destroyed by any peril covered by the insurance to be provided by Landlord under subparagraph 10(A) above, or if they should be so damaged thereby that rebuilding or repairs cannot in Landlord's reasonable estimation be completed within one hundred and eighty
     (180) days after the date upon which Landlord is notified by Tenant of such damage, this Lease shall terminate and the rent shall be abated during the unexpired portion of this Lease, effective upon the date of the occurrence of such damage.

     D. If the Premises should be damaged by any peril covered by the insurance to be provided by Landlord under subparagraph 10(A) above, but only to such extent that rebuilding or repairs can, in Landlord's reasonable estimation, be completed within one hundred and eighty (180) days after the date upon which Landlord is notified by Tenant of such damage, this Lease shall not terminate, and Landlord shall, at its sole cost and expense, thereupon proceed with reasonable diligence to rebuild and repair the Premises to substantially the condition in which they existed prior to such damage, except that Landlord shall not be required to rebuild, repair or replace any part of the partitions, fixtures, additions and other improvements which may have been placed in, on or about the Premises by Tenant. If the Premises are untenantable in whole or in part following such damage, the rent payable hereunder during the period in which they are untenantable shall be reduced to such extent as may be fair and reasonable under all of the circumstances.

     E. Notwithstanding anything herein to the contrary, in the event the holder (the "Holder") of any indebtedness secured by a mortgage or deed of trust covering the Premises requires that the insurance proceeds be applied to such indebtedness, then Landlord shall have the right to terminate this Lease by delivering written notice of termination to Tenant within fifteen
     (15) days after such requirement is made by any such holder, whereupon all rights and obligations hereunder thereafter accruing shall cease and terminate; provided, however, upon its receipt of notice from the Holder that insurance proceeds shall be applied toward the indebtedness, Landlord shall act reasonably to seek to obtain sufficient financing to repair and restore the Premises at an interest rate, under terms and conditions, and with a lender all as approved by Landlord, in its sole discretion.

     F. Each of Landlord and Tenant hereby releases the other from any loss or damage to property caused by fire or any other perils insured through or under either by way of subrogation or otherwise for any loss or damage to property caused by fire or any other perils insured in policies of insurance covering such property, even if such loss or damage shall have been caused by the fault or negligence of the other party, or anyone for whom such party may be responsible; provided, however, that this release shall be applicable and in force and effect only with respect to the loss or damage occurring during such times as the releasor's policies shall contain a clause of endorsement to the effect that any such release shall not adversely affect or impair said policies or prejudice the right of the releasor to recover thereunder and then only to the extent of the insurance proceeds payable under such policies. Each of Landlord and Tenant agrees that it will request its insurance carriers to include in its policies such a clause or endorsement. If extra cost shall be charged therefor, each party shall advise the other thereof and of the amount of the extra cost, and the other party, at its election, may pay the same, but shall not be obligated to do so.

     11. LIABILITY. Landlord shall not be liable to Tenant or Tenant's employees, agents, patrons or visitors, or to any other person whomsoever, for any injury to person or damage to property on or about the Premises to the extent resulting from and/or caused by the negligence or misconduct of Tenant, its agents, employees, patrons or visitors, or of any other person entering upon the Premises. Tenant hereby covenants and agrees that it will at all times indemnify, defend and hold safe and harmless Landlord (including, without limitation, its trustees and beneficiaries if Landlord is a trust), and Landlord's agents, employees, patrons and visitors from any loss, liability, claims, suits, costs, expenses, including without limitation attorney's fees and damages, arising out of any such damage or injury, excluding only injury to persons or damage to property to the extent such injury or damage is caused by the negligence, willful misconduct, acts or omissions of Landlord or its agents or employees, or the failure of Landlord to repair any part of the Premises which Landlord is obligated to repair and maintain hereunder within a reasonable time after the receipt of written notice from Tenant of needed repairs.

     Tenant shall not be liable to Landlord or Landlord's employees, agents, patrons, or visitors, or to any other person whomsoever, for any injury to person or damage to property on or about the Premises, to the extent resulting from and/or caused by the negligence or misconduct of Landlord, its agents, employees, patrons or visitors. Landlord hereby covenants and agrees that it will at all times indemnify, defend and hold safe and harmless Tenant (including, without limitation, its trustees and beneficiaries if Tenant is a trust), and Tenant's agents, employees, patrons, and visitors from any loss, liability, claims, suits, costs, expenses, including, without limitation attorneys' fees and damages, arising out of any such damage or injury, excluding only injury to persons or damage to property to the extent such injury or damage is caused by the negligence, willful misconduct, acts or omissions of Tenant or its agents or employees, or the failure of Tenant to repair any part of the Premises which Tenant is obligated to repair and maintain hereunder within a reasonable time after the receipt of written notice from Landlord of needed repairs.

     Tenant shall procure and maintain throughout the term of this Lease a policy or policies of insurance, at its sole cost and expense, insuring both Landlord and Tenant against all claims, demands or actions arising out of or in connection with: (i) the Premises; (ii) the condition of the Premises; (iii) Tenant's operations in and maintenance and use of the Premises; and (iv) Tenant's liability assumed under this Lease, in which the limits of commercial general liability shall not be less than $5,000,000.00 with respect to each occurrence, not less than $5,000,000 with respect to personal injury or death of a single person, not less than $5,000,000 general aggregate, and not less than $5,000,000 with respect to products completed operations aggregate.

     All such policies shall be procured by Tenant from responsible insurance companies with at least an A rating from Best's. Certified copies of such policies, together with receipt evidencing payments of premiums thereof, shall be delivered to Landlord prior to the Phase I Commencement Date. Not less than fifteen (15) days prior to the expiration date of any such policies, certified copies of the renewals thereof (bearing notations evidencing the payment of renewal premiums) shall be delivered to Landlord. Such policies shall further provide that not less than thirty (30) days prior written notice shall be given to Landlord before such policy may be canceled or changed to reduce insurance provided thereby.

     12. CONDEMNATION.

     A. If the whole or any substantial part of the Premises should be taken for any public or quasi-public use under governmental law, ordinance, or regulation, or by right of eminent domain, or by private purchase in lieu thereof, and the taking would prevent or materially interfere with the use of the Premises by Tenant for the purposes provided herein, this Lease shall terminate and the rent shall be abated during the unexpired portion of this Lease, effective when the physical taking of the Premises shall occur.

     B. If part of the Premises shall be taken for any public or quasi-public use under any governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof, and this Lease is not terminated as provided in the subparagraph above, this Lease shall not terminate but the rent payable hereunder during the unexpired portion of this Lease shall be reduced to such extent as may be fair and reasonable under all of the circumstances.

     C. In the event of any such taking or private purchase in lieu thereof, Landlord shall be entitled to receive and retain all awards as may be awarded in any condemnation proceedings other than those specifically awarded Tenant for a taking of Tenant's personal property, loss of business and moving expenses.

     13. HOLDING OVER. Tenant will, at the termination of this Lease by lapse of time or otherwise, yield up immediate possession to Landlord. If Landlord agrees in writing that Tenant may hold over after the expiration or termination of this Lease, unless the parties hereto otherwise agree in writing on the terms of such holding over, the hold over tenancy shall be subject to termination by Landlord at any time upon not less than ten (10) days advance written notice, or by Tenant at any time upon not less than thirty (30) days advance written notice, and all of the other terms and provisions of this Lease shall be applicable during that period, except that Tenant shall pay Landlord from time to time upon demand, as rental for the period of any hold over, an amount equal to one and one-half (1-1/2) the rent in effect on the termination date, computed on a daily basis for each day of the hold over period. No holding over by Tenant, whether with or without consent of Landlord, shall operate to extend this Lease except as otherwise expressly provided. The preceding provisions of this Paragraph 13 shall not be construed as Landlord's consent for Tenant to hold over.

     14. QUIET ENJOYMENT. Landlord covenants that it now has, or will acquire before Tenant takes possession of the Premises, good title to the Premises, free and clear of all liens and encumbrances, excepting only the lien for current taxes not yet due, deed of trust(s), or mortgage(s) of record, zoning ordinances and other building and fire ordinances and governmental regulations relating to the use of such property, and easements, restrictions and other conditions of record. Landlord represents and warrants that it has full right and authority to enter into this Lease and that Tenant, upon paying the rental herein set forth and performing its other covenants and agreements herein set forth, shall peaceably and quietly have, hold and enjoy the Premises for the term hereof without hindrance or molestation from Landlord, subject to the terms and provisions of this Lease.

     15. EVENTS OF DEFAULT. The following events shall be deemed to be events of default by Tenant under this Lease:

(a) Tenant shall fail to pay (i) any installment of the rent herein reserved within five days after the due date thereof, or (ii) payment with respect to taxes hereunder, or any other payment or reimbursement to Landlord required herein, within ten (10) days after the due date thereof.

(b) Tenant shall become insolvent, or shall make a transfer in fraud of creditors, or shall make an assignment for the benefit of creditors.

(c) Tenant shall file a petition under any section or chapter of the Bankruptcy Reform Act, as amended or under any similar law or statute of the United States or any state thereof; or Tenant shall be adjudged bankrupt or insolvent in proceedings filed against Tenant thereunder.

(d) A receiver or trustee shall be appointed for all or substantially all of the assets of Tenant.

(e) Tenant shall desert or vacate all or a portion of the Premises and fail to maintain a clean and neat appearance thereon.

(f) Tenant shall fail to comply with any term, provision or covenant of this Lease (other than the subparagraphs (a), (b), (c), (d), and (e) of this Paragraph 15), and shall not cure such failure within thirty (30) days after written notice thereof to Tenant; provided, however, in the event Tenant is proceeding with due diligence to effect a cure under this subparagraph (f) and addition time is needed by Tenant to complete its cure, Landlord shall act reasonably to grant such additional time.

     16. REMEDIES. Upon the occurrence of any event of default in Paragraph 15 hereof, after the expiration of any applicable grace or cure periods, Landlord shall have the option to pursue any remedy at law or in equity, including, but not limited to, one or more of the following remedies without any notice or demand whatsoever:

     (a) Terminate this Lease, in which event Tenant shall immediately surrender the Premises to Landlord, and if Tenant fails to do so, Landlord may, without prejudice to any other remedy which it may have for possession or arrearage in rent, enter upon and take possession of the Premises and expel and remove Tenant and any other person who may be occupying the Premises or any part thereof, with or without judicial approval, by any legal means necessary, secure the Premises against unauthorized entry; and Tenant agrees to pay to Landlord on demand the amount of all loss and damage which Landlord may suffer by reason of such termination, whether through inability to relet the Premises on satisfactory terms or otherwise.

     (b) Enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying such Premises or any part thereof, with or without judicial approval, by any legal means necessary, receive the rent thereof; secure the Premises against unauthorized entry; store any property located on the Premises at the expense of the owner thereof and Tenant agrees to pay to Landlord on demand any deficiency that may arise by reason of such reletting. In the event Landlord is successful in reletting the Premises at a rental in excess of that agreed to be paid by Tenant pursuant to the terms of this Lease, Landlord and Tenant each mutually agree that Tenant shall not be entitled, under any circumstances, to such excess rental, and Tenant does hereby specifically waive any claim to such excess rental.

     (c) Enter upon the Premises, with or without judicial approval, by any legal means necessary, secure the Premises against unauthorized entry and do whatever Tenant is obligated to do under the terms of this Lease; and Tenant agrees to reimburse Landlord on demand for any expenses which Landlord may incur in thus effecting compliance with Tenant's obligations under this Lease.

     (d) Accelerate and demand the payment of all base rent and other charges due and payable hereunder over the term of this Lease.

     In the event Tenant fails to pay any installment of base rent or additional rent hereunder within fifteen days of the due date of such installment, Tenant shall pay to Landlord on demand a late charge in an amount equal to one percent (1%) of such installment per month to help defray the additional cost to Landlord for processing such late payment. The provision for such late charge shall be in addition to all of Landlord's other rights and remedies hereunder or at law and shall not be construed as liquidated damages or as limiting Landlord's remedies in any manner. If, on account of any breach or default by Tenant in Tenant's obligations under the terms and conditions of this Lease, it shall become necessary or appropriate for Landlord to employ or consult with an attorney concerning or to enforce or defend any of Landlord's rights or remedies hereunder, Tenant agrees to pay any and all reasonable attorneys' fees so incurred.

     Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies herein provided or any other remedies provided by law or equity, nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any rent due to Landlord hereunder or of any damages accruing to Landlord by reason of the violation of any of the terms, provisions and covenants herein contained. No act or thing done by Landlord or its agents during the term hereby granted shall be deemed a termination of this Lease or an acceptance of the surrender of the Premises, and no agreement to terminate this Lease or accept a surrender of the Premises shall be valid unless in writing signed by Landlord. No waiver by Landlord of any violation or breach of any of the terms, provisions and covenants herein contained shall be deemed or construed to constitute a waiver of any other violation or breach of any of the terms, provisions and covenants herein contained. Landlord's acceptance of the payment of rental or other payments hereunder after the occurrence of an event of default shall not be construed as a waiver of such default, unless Landlord so notifies Tenant in writing, and no receipt of money by Landlord from Tenant after the termination of this Lease or after service of any notice or after the commencement of any suit or after final judgment for possession of the Premises shall reinstate, continue or extend the term of this Lease or affect any such termination, notice, suit or judgment, unless Landlord so notifies Tenant in writing. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute waiver of such default or of Landlord's right to enforce any such remedies with respect to such default or any subsequent default.

     17. LANDLORD'S LIEN. [INTENTIONALLY DELETED.]

     18. MORTGAGES. Tenant accepts this Lease subject and subordinate to any mortgage(s) and/or deed(s) of trust now or at any time hereafter constituting a lien or charge upon the Premises or the improvements situated thereon; provided, however, that if the mortgagee, trustee, or holder of any such mortgage or deed of trust elects to have Tenant's interest in this Lease superior to any such instrument, then by notice to Tenant from such mortgagee, trustee or holder, this Lease shall be deemed superior to such lien, whether this Lease was executed before or after said mortgage or deed of trust. Tenant shall at any time hereafter on demand execute any instruments, releases or other documents which may be required by any mortgagee or trustee for the purpose of further subjecting and subordinating this Lease to the lien of any such mortgage or deed to trust.

     19. MECHANIC'S LIENS. Tenant shall have no authority, express or implied, to create or place any lien or encumbrance of any kind or nature whatsoever upon, or in any manner to bind, the interest of Landlord in the Premises or to charge the rentals payable hereunder for any claim in favor of any person dealing with Tenant, including those who may furnish materials or perform labor for any construction or repairs, and each such claim shall affect and each such lien shall attach to, if at all, only the leasehold interest granted to Tenant by this instrument. Tenant covenants and agrees that it will pay or cause to be paid all sums legally due and payable by it on account of any labor performed or materials furnished in connection with any work performed on the Premises on which any lien is or can be validly and legally asserted against its leasehold interest in the Premises or the improvements thereon and that it will save and hold Landlord harmless from any and all loss, cost or expense based on or arising out of asserted claims or liens against the leasehold estate or against the right, title and interest of Landlord in the Premises or under the terms of this Lease.

     20. NOTICES. Each provision of this instrument or of any applicable governmental laws, ordinances, regulations, or other requirements with reference to the sending, mailing, or delivery of any notice by Landlord to Tenant or with reference to the sending, mailing, or delivery of any notice or the making of any payment by Tenant to Landlord shall be deemed to be complied with when and if the following steps are taken:

     (a) All rent and other payments required to be made by Tenant to Landlord hereunder shall be payable to Landlord at the address hereinbelow set forth or at such other address as Landlord may specify from time to time by written notice delivered in accordance herewith. Tenant's obligations to pay rent and any other amounts to Landlord under the terms and of this Lease shall not be deemed satisfied until such rent and other amounts have been actually received by Landlord.

     (b) Any notice or document required or permitted to be delivered hereunder shall be deemed to be delivered whether actually received or not when deposited in the United States Mail, postage prepaid, sent by federal express or other nationally recognized overnight courier, Certified or Registered Mail, return receipt requested, addressed to the parties hereto at the respective addresses set out below, or at other such addresses as they have heretofore specified by written notice delivered in accordance therewith.

         LANDLORD:

         Duke Construction Limited Partnership
         1800 Perimeter Park Drive
         Suite 200
         Morrisville, North Carolina 27560
         Attention: Mr. Robert Cutlip

         and

         Cathy M. Rudisill, Esq.
         Smith Helms Mulliss & Moore, L.L.P.
         2800 Two Hannover Square
         Raleigh, North Carolina  27601

         TENANT:

         Tekelec
         26580 West Agoura Road
         Calabasas, California  91302
         Attention:  Dave Frankie

If and when included within the term "Landlord", as used in this instrument, there is more than one person, firm or corporation, all shall jointly arrange among themselves for their joint execution of such a notice specifying some individual at some specific address for the receipt of notices and payments to Landlord; if and when included within the term "Tenant", as used in this instrument, there is more than one person, firm or corporation, all shall jointly arrange among themselves for their joint execution of such a notice specifying some individual at some specific address within the continental United States for the receipt of notices to Tenant. All parties included within the terms "Landlord" and "Tenant", respectively, shall be deemed to have received notices in accordance with the provisions of this paragraph with the same effect as if each had received such notice.

     21. BROKER'S CLAUSE. Tenant warrants and represents to Landlord that it has had no dealings with any real estate broker or agent in connection with this Lease other than Corporate Realty Advisors, and Tenant covenants to pay, hold harmless, and indemnify Landlord from and against any and all costs, expenses, liabilities (including reasonable attorneys' fees), causes of action, claims or suits in connection with any compensation, commission, fee, or charges claimed by any other real estate broker or agent with respect to this Lease or the negotiation thereof, arising out of any act of Tenant. Landlord warrants and represents to Tenant that it has had no dealings with any real estate broker or agent in connection with this Lease, and Landlord covenants to pay, hold harmless, and indemnify Tenant from and against any and all costs, expenses, liabilities (including reasonable attorneys' fees), causes of action, claims or suits in connection with any compensation, commission, fee, or charges claimed by any other real estate broker or agent with respect to this Lease or the negotiation thereof, arising out of any act of Landlord.

     22. LANDLORD'S LIABILITY. Notwithstanding anything to the contrary contained in this Lease, Tenant agrees and understands that Tenant shall look solely to the estate and property of Landlord in the Building for the enforcement of a judgment (or other judicial decree) requiring the payment of money by Landlord to Tenant by reason of default or breach of Landlord in performance of its obligations under this Lease, it being intended that there will be absolutely no personal liability on the part of Landlord, its successors and assigns with respect to any of the terms, covenants, and conditions of this Leases, and no other assets of Landlord or of Landlord's partners, if any, shall be subject to levy, execution, attachment or any other legal process for the enforcement or satisfaction of the remedies pursued by Tenant in the event of such default or breach, this exculpation of liability to be absolute and without exception whatsoever.

     23. RULES AND REGULATIONS. Tenant shall fully comply with the Rules and Regulations attached hereto as Exhibit D and made a part hereof and any and all modifications thereof or amendments thereto with respect to which Landlord notifies Tenant and which are applied on a non-discriminatory basis to all tenants in the building in which the Premises are located.

     24. HAZARDOUS MATERIALS.

     (a) Tenant agrees that it will not release, discharge, place, hold, or dispose of any Hazardous Material (as hereinafter defined) on, under or at the Premises, in the Building, or on the Land, and that it will not use the Premises, the Building, the Land, or any other portion thereof as a treatment, storage, or disposal (whether permanent or temporary) site for any Hazardous Material. Tenant further agrees that it will not cause or allow any asbestos to be incorporated into any improvements or alterations which it makes or causes to be made to the Premises, or the Building.

     (b) Tenant hereby agrees to and does indemnify, defend and hold harmless Landlord from and against any and all losses, liabilities, damages, injuries, costs, expenses and claims of any and every kind whatsoever (including without limitation, court costs and attorneys' fees) which at any time or from time to time may be paid, incurred or suffered by, or asserted against Landlord for, with respect to, or as a direct or indirect result of (i) any breach by Tenant of the provisions of this Paragraph, or
     (ii) to the extent caused or allowed by Tenant or any agent, employee, invitee, or licensee of Tenant, the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission, or release from, onto, or into the Premises, the Building, the Land, the atmosphere, or any watercourse, body of water, or groundwater, of any Hazardous Material (including, without limitation, any losses, liabilities, damages, injuries, costs, expenses or claims asserted or arising under the Comprehensive Environmental Response, Compensation and Liability Act, any so-called "Superfund" or "Superlien" law, or any other Federal, state, local or other statute, law, ordinance, code, rule, regulation, order or decree regulating, relating to or imposing liability or standards of conduct concerning any Hazardous Material); and the provisions of and undertakings and indemnification set forth in this paragraph shall survive the termination or expiration of this Lease, for any reason, and shall continue to be the liability, obligation and indemnification of Tenant, binding upon Tenant forever. The provisions of the preceding sentence shall govern and control over any inconsistent provision of this Lease.

     (c) For purposes of this Lease, "Hazardous Material" means and includes any hazardous or toxic substance, pollutant, contaminant, gas, or petroleum product defined as such in (or for purposes of) the Comprehensive Environmental Response, Compensation, and Liability Act, as amended, any so-called "Superfund" or "Superlien", law, the Toxic Substances Control Act, as amended, or any other Federal, state or local statute, law, ordinance, code, rule, regulation, order or decree regulating, relating to, or imposing liability or standards of conduct concerning, any hazardous, toxic or dangerous waste, substance or material, as now or at any time hereafter in effect, or any other hazardous, toxic or dangerous, waste, substance or material, gas or petroleum product.

     (d) Notwithstanding the foregoing, Tenant shall have the right to handle Hazardous Materials in the normal course of its business, provided, however, Tenant shall conduct all such activities in accordance with all applicable laws and regulations.

     25. [INTENTIONALLY DELETED.]

     26. COVENANT OF TENANT. If Landlord encounters difficulties in negotiating construction or permanent financing for the Premises, and after using its best efforts is unable to resolve those difficulties without obtaining minor modifications to this Lease, Tenant will act in good faith to work with Landlord in Landlord's efforts, but this agreement on the part of Tenant will not require Tenant to make any changes that in Tenant's reasonable judgment alter the term hereof, or adversely affect any substantive right or interest of Tenant, whether legal or economic.

     27. MISCELLANEOUS.

     A. Words of any gender used in this Lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires.

     B. The terms, provisions and covenants and conditions contained in this Lease shall apply to, inure to the benefit of, and be binding upon the parties hereto and upon their respective heirs, legal representatives, successors and permitted assigns, except as otherwise herein expressly provided. Landlord shall have the right to assign any of its rights and obligations under this Lease. Each party agrees to furnish to the other, promptly upon demand, a resolution, or other appropriate documentation evidencing the due authorization of such party to enter into this Lease.

     C. The captions inserted in this Lease are for convenience only and in no way define, limit or otherwise describe the scope or intent of this Lease, or any provision hereof, or in any way affect the interpretation of this Lease.

     D. Tenant agrees from time to time, within ten (10) days after request of Landlord, to deliver to Landlord, or Landlord's designee, an estoppel certificate stating that this Lease is in full force and effect, the date to which rent has been paid, the unexpired term of this Lease and such other matters pertaining to this Lease as may be reasonably requested by Landlord. It is understood and agreed that Tenant's obligation to furnish such estoppel certificates in a timely fashion is a material inducement for Landlord's execution of this Lease.

     E. This Lease may not be altered, changed or amended except by an instrument in writing signed by both parties hereto.

     F. All obligations of Tenant and Landlord hereunder not fully performed as of the expiration or earlier termination of the term of this Lease shall survive the expiration or earlier termination of the term hereof, including, without limitation, all payment obligations concerning the condition of the Premises. Upon the expiration or earlier termination of the term hereof, and prior to Tenant's vacating the Premises, Tenant shall pay to Landlord any amount reasonably estimated by Landlord as necessary to put the Premises, including, without limitation, all heating and air conditioning systems and equipment therein, in good condition and repair. Tenant shall also, prior to vacating the Premises, pay to Landlord the amount, as estimated by Landlord, of Tenant's obligation hereunder for real estate taxes and insurance premiums for the year in which the Lease expires or terminates up to the Termination Date. All such amounts shall be used and held by Landlord for payment of such obligations of Tenant hereunder, with Tenant being liable for any additional costs therefor upon demand by Landlord, or with any excess to be returned to Tenant after all such obligations have been determined and satisfied, as the case may be. Any security deposit held by Landlord shall be credited against the amount payable by Tenant under this Paragraph 27(F).

     G. In the event of a transfer by Landlord of its interest in the Premises, Landlord shall be released from all obligations and liabilities under the terms of this Lease subsequent to the date of such transfer. In the event a transferee shall agree to assume the obligations and liabilities of Landlord under the Lease prior to the date of the transfer, Landlord shall be released from all obligations and liabilities under the Lease.

     H. If any clause or provision of this Lease is illegal, invalid or unenforceable under present or future laws effective during the term of this Lease, then and in that event, it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby, and it is also the intention of the parties to this Lease that in lieu of each clause or provision of this Lease that is illegal, invalid or unenforceable, there be added as a part of this Lease contract a clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible and be legal, valid and enforceable.

     I. [INTENTIONALLY DELETED.]

     J. All references in this Lease to "the date hereof" or similar references shall be deemed to refer to the last date, in point of time, on which all parties hereto have executed this Lease.

     K. Time is of the essence of this Lease.

     L. Landlord shall not be in default in the performance of any of Landlord's obligations hereunder unless and until Landlord shall have failed to perform such duties or obligations within thirty (30) days (or such additional time as is reasonably required to correct any such default) after written notice by Tenant to Landlord, and to any mortgagee with a lien on the Land or the Building, properly specifying wherein Landlord has failed to perform any such duty or obligation. Neither party hereto shall have any liability to the other party hereto for any incidental, special, indirect, punitive, or consequential damages of a party hereto for any reason whatsoever.

     M. In the event that Landlord shall default in the performance of Landlord's obligations hereunder, the holder of a mortgage or the beneficiary of a deed of trust which includes the Premises shall have the right, but not the obligation, to perform or comply with any covenants, agreements and provisions violated in connection with such default. Further, if such holder or beneficiary notifies Tenant that such holder or beneficiary has taken over Landlord's right under this Lease, Tenant shall not assert any right to deduct the cost of repairs or any monetary claims against Landlord theretofore accrued from rent thereafter due and payable, but shall look solely to Landlord and not such holder or beneficiary for satisfaction of such claim.

     N. This Lease does not create the relationship of partner or joint venturer between Landlord and Tenant. This Lease shall not result in the creation of an estate for years in Tenant. Accordingly, Tenant shall have only an usufruct not subject to levy or sale. Tenant shall have no rights of assignment, subletting, sale or transfer beyond those set forth herein and hereby waives any such rights existing pursuant to the laws of the State of North Carolina or otherwise. No estate shall pass out of Landlord to Tenant hereunder, and Tenant shall not be entitled to any award of whatsoever nature based on this Lease and/or Tenant's right to occupy the Premises hereunder.

     O. The laws of the State of North Carolina shall govern the interpretation, the validity, performance and enforcement of this Lease.

     P. (i) If Tenant is a corporation, the undersigned officer of Tenant does hereby warrant and certify to Landlord that Tenant is a corporation in good standing and duly organized under the laws of the State of North Carolina, or if chartered in a state other than the State of North Carolina, is a corporation in good standing and duly organized under the laws of such state and is authorized to do business in the State of North Carolina. The undersigned officer of Tenant hereby further warrants and certifies to Landlord that such officer is authorized and empowered to bind the corporation to the terms of this Lease by such officer's signature hereto.
     (ii) If Tenant is a general or limited partnership, the undersigned general partner of Tenant does hereby warrant and certify to Landlord that Tenant is a general partnership or limited partnership, as the case may be, validly existing under the laws of the State of North Carolina, or if formed in a state other than the State of North Carolina, is a general partnership or limited partnership validly existing under the laws of such state and is authorized to do business in the State of North Carolina. The undersigned general partner of Tenant hereby further warrants and certifies to Landlord that such general partner is authorized and empowered to bind Tenant to the terms of this Lease by such general partner's signature hereto.

     Q. This Lease shall be executed in duplicate, each of which shall be deemed an original and complete of itself and may be introduced into evidence or used for any purpose without the production of any other copy. If Tenant is a corporation, two authorized corporate officers must execute this Lease in their appropriate capacity for Tenant and affix the corporate seal.

     R. The provisions contained in the Rider attached hereto, if any, are incorporated herein by reference and made a part of this Lease. In the event of a conflict between the printed portion of this Lease and the Rider, the provisions of the Rider shall govern and control.

     S. Although the printed provisions of this Lease were drafted by Landlord, such fact shall not cause this Lease to be construed either for or against Landlord or Tenant.

     T. This Lease may not be recorded. Upon the request and at the expense of Tenant, Landlord shall execute a memorandum of Lease suitable for recording which shall omit the financial terms herein but which shall identify the Premises and the term of this Lease. Upon the expiration of this Lease, a recorded memorandum of this Lease may be canceled of record by a document executed by Landlord, or its successor in interest for such purpose

     U. To the best of its knowledge, Landlord certifies that on or after January 1, 2000, all systems installed in the Building by or on behalf of Landlord to service the Premises, including, but not limited to, the heating, air conditioning, sprinkler, security, electrical, plumbing, and other systems installed by Landlord in the Building will record, store, process, and present calendar dates in the same manner and with the same functionality as such Systems record, store, process, and present calendar dates falling on or before December 31, 1999.

     V. Tenant shall provide to Landlord within ninety days of the close of its fiscal year, and thereafter upon reasonable request of Landlord, financial statements of Tenant certified by the chief financial officer of Tenant, and Tenant shall act to ensure that any guarantor hereof provides Landlord with copies of its financial statements within ninety days of the close of its fiscal year.

     W. No remedy conferred herein is intended to be exclusive of any other remedy and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or thereunder or now or hereafter existing at law or in equity or by statute or otherwise.

     X. Use of Roof.

          (i) Provided Tenant is not in default under the Lease, and provided further that Tenant complies with all zoning and other municipal and county rules and regulations, Tenant shall have the right, at its own cost and expense and subject to the terms of this Lease, to install, operate and maintain on the roof of the Building for Tenant's use only, microwave, satellite or other antennae (collectively the "Antennae"), and any replacements or modifications thereto. Tenant shall be solely responsible for obtaining any necessary permits and licenses required to install and operate the Antennae. Copies of such permits and licensees shall be provided to Landlord. No charge shall be assessed by Landlord against Tenant for its use of the roof for Antennae.

          (ii) The size, location, design and manner of installation of the Antennae and all related wiring shall be designated and approved by Landlord prior to any installation by Tenant. Tenant shall provide adequate screening for the Antennae. After obtaining written approval of Landlord, Tenant shall have reasonable access to the roof for installation and maintenance of the Antennae and shall have the right to install all reasonable wiring related thereto. However, unless otherwise approved by Landlord in writing, in no event shall Tenant be permitted to penetrate the roof membrane in connection with the installation or maintenance of the Antennae.

          (iii) Tenant represents and warrants that the installation and maintenance of the Antennae will not cause any damage to the structural portions of the Building. Tenant shall be responsible for repairing any such damages to the structure.

          (iv) Tenant shall install, operate and maintain the Antennae in accordance with all federal, state and local laws and regulations. Prior to installation of the Antennae, Tenant shall, on behalf of the installer, provide Landlord with a certificate of insurance reasonably satisfactory to Landlord.

          (v) Tenant shall be responsible for all costs of removal and for restoring the Building to its original condition after such removal. Notwithstanding the foregoing, Landlord reserves the right at any time during the Lease Term if Tenant discontinues use of the Antennae or upon the expiration of the Lease Term to demand by written notice to Tenant that Tenant remove the Antennae within five (5) days from Tenant's receipt of notice thereof. Such removal shall be in accordance with all of the terms and conditions set forth herein. If Tenant elects not to remove the Antennae from the Building, upon expiration or earlier termination of this Lease, or after expiration of the five (5) day notice period provided herein, the Antennae shall be deemed abandoned by Tenant and shall become the property of the Landlord.

          (vi) Any language in the Lease notwithstanding, Landlord shall not be liable and Tenant shall indemnify, defend and hold Landlord harmless from and against any and all liability, damages (including but not limited to personal injury, death, or property damages), costs, expenses, and attorneys' fees incurred by Landlord arising from any Antennae related cause whatsoever, including those arising from the installation, use, maintenance and removal thereof, except for that caused by the sole and direct gross negligence of Landlord.

          (vii) If Tenant fails to comply with the terms stated herein, or if removal of the Antennae is required by any governmental authority having jurisdiction thereof, this agreement to allow Tenant to install a Antennae may be terminated by Landlord upon ten (10) days prior written notice to Tenant specifying the reason for such termination.

          (viii) Tenant's right to install, maintain and use such Antennae shall be subordinate and inferior to the rights of any and all existing Tenants in the Building that have previously been granted the right to install and maintain their Antennae by the Landlord on the roof of the Building. At the time of the execution of this Lease, no other tenant of the Building has a right superior to that of Tenant with respect to the use by Tenant of the roof for its Antennae.

[THE REMAINDER OF THIS PAGE WAS INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have executed this Lease under seal as of the day and year first above written.

                           LANDLORD:


                           DUKE CONSTRUCTION LIMITED  PARTNERSHIP,
                           an Indiana limited partnership

                           BY: DUKE REALTY SERVICES LIMITED PARTNERSHIP, an Indiana limited partnership

                           BY: DUKE SERVICES, INC., an Indiana corporation, its sole general partner

                           By:________________________________
                           Print Name:_________________________
                           Title:______________________________



                           TENANT:

                           TEKELEC, a California corporation

                           By:_____________________________
                           Print Name:_____________________
                           President


Witness/Attest:

___________________________
Print Name:________________
Title:_____________________

[CORPORATE SEAL]

                                    EXHIBIT A

                                    THE LAND

                                    EXHIBIT B

                                   FLOOR PLAN

                                    EXHIBIT C

                            PLANS AND SPECIFICATIONS

              [TO BE ATTACHED UPON APPROVAL BY LANDLORD AND TENANT

                                   EXHIBIT C-1

                                    SCHEDULE

                                   EXHIBIT C-2

                                 DESIGN CRITERIA

                                    EXHIBIT D

                              RULES AND REGULATIONS

     1. The sidewalks, common areas, and public portions of the Building, such as entrances, passages, courts, elevators, vestibules, stairways, corridors or halls, and the streets, alleys or ways surrounding or in the vicinity of the Building shall not be obstructed by Tenant, even temporarily, or encumbered by Tenant or used for any purpose other than ingress to and egress from the Premises.

     2. No awnings or other projections shall be attached to the outside walls of the Building.

     3. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by Tenant on any part of the outside of the Premises or Building unless approved by Landlord. Signs on entrance doors shall, at Tenant's expense, be inscribed, painted or affixed for each tenant by sign makers approved by Landlord. In the event of the violation of the foregoing by Tenant, Landlord may remove same without notice to Tenant or any liability therefor, and may charge the expense incurred by such removal to Tenant.

     4. The sashes, sash doors, skylights, windows, heating, ventilating and air conditioning vents and doors that reflect or admit light and air into the halls, passageways or other public places in the Building shall not be covered or obstructed by Tenant.

     5. No show cases or other articles shall be put in front of or affixed to any part of the exterior of the Building, nor placed in the public halls, corridors, or vestibules without the prior written consent of Landlord.

     6. The bathrooms and plumbing fixtures shall not be used for any purposes other than those for which they were designed, and no sweepings, rubbish, rags, or other substances shall be thrown therein. All damages resulting from any misuse of the bathrooms or fixtures shall be the responsibility of Tenant.

     7. Tenant shall not in any way deface any part of the Premises or the Building.

     8. No bicycles, vehicles, or animals of any kind shall be brought into or kept in or about the Premises, or in the Building. No cooking shall be done or permitted by Tenant on the Premises except in conformity with all applicable laws, statutes, regulations and ordinances and then only in the area designated as a kitchen, if any, on the Premises of Tenant, which is to be primarily used by Tenant's employees for heating beverages and light snacks, and in the cafeteria. Tenant shall not cause or permit any unusual or objectionable odors to be produced upon or permeate from the Premises.

     9. [INTENTIONALLY DELETED.]

     10. No space in the Building shall be used for the sale of merchandise, goods, or property of any kind at auction except for food items sold in the cafeteria located on the Premises.

     11. Tenant shall not make, or permit to be made, any unseemly or disturbing noises or disturb or interfere with occupants of the Building or neighboring buildings or premises or those having business with them, whether by the use of any musical instrument, radio, talking machine, unmusical noise, whistling, singing, or in any other way. Tenant shall not throw anything out of the doors, windows or skylights or down the passageways.

     12. Neither Tenant, nor any of Tenant's servants, employees, agents, visitors, or licensees, shall at any time bring or keep upon the Premises any inflammable, combustible or explosive fluid, or chemical substance, other than reasonable amounts of cleaning fluids or solvents required in the normal operation of Tenant's business offices.

     13. No additional locks or bolts of any kind shall be placed upon any of the doors, walls, accessways, or windows by Tenant, nor shall any changes be made in existing locks or the mechanism thereof, without the prior written approval of Landlord and unless and until a duplicate key or access card, as applicable, is delivered to Landlord. Tenant shall, upon the termination of its tenancy (i) return to Landlord all keys for the Premises and for any area of the Building, or common areas, either furnished to, or otherwise procured by Tenant, (ii) restore the locks, walls, accessways, windows, and doors to their original condition on the date of this Lease by removing any security measures installed by Tenant, repairing any damage to the Premises or to the Building as a result of the restoration and removal, and
(iii) in the event of the loss of any keys furnished to Tenant by Landlord, Tenant shall pay to Landlord the cost thereof.

     14. Tenant shall not overload any floor.

     15. Tenant shall not occupy or permit any portion of the Premises to be used for the possession, storage, manufacture or sale of liquor, narcotics, or tobacco in any form.

     16. Tenant shall be responsible for all persons for whom it issues passes and/or keys and shall be liable to Landlord for all acts of such persons.

     17. The Premises shall not be used for lodging or sleeping or for any immoral or illegal purpose.

     18. The requirements of Tenant will be attended to only by Landlord or the property manager of the Premises.

     19. Canvassing, soliciting, and peddling in the Building are prohibited and Tenant shall cooperate to prevent the same.

     20. All paneling, and other wood products not considered furniture shall be of fire retardant materials.

     21. No smoking is permitted in the Premises, or in the Building. Smoking is permitted outside the Building in designated smoking areas. All cigarette butts and other refuse should be placed in designated containers.

     22. No weapons concealed or visible are permitted in the Premises, in the Building, or on the Land.

     23. Landlord shall not be responsible to Tenant or liable for the non-observance or violation of any of these Rules and Regulations by any other tenant.

     Whenever the above rules conflict with any of the rights or obligations of Tenant pursuant to the provisions of the Lease, the provisions of the Lease shall govern.

                                    EXHIBIT E

                                  MAJOR TRADES



Concrete/labor

Ornamental metals

Millwork

Drywall

Hard tile

Carpet

Paint and wallcoverings

Plumbing

HVAC

Electrical

Interior windows and glazing

Acoustical tile

Doors and hardware

Fire protection

[END OF LIST]